Federated Balanced Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

CLASS A SHARES (TICKER BAFAX)

CLASS B SHARES (TICKER BAFBX)

CLASS C SHARES (TICKER BAFCX)

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2011

Under the heading entitled, “Who Manages the Fund?,” please delete all references to Carol R. Miller in the “Federated Capital Appreciation Fund (FCAF)” sub-section and replace with the following:

“James E. Grefenstette is a Portfolio Manager responsible for managing FCAF.  James E. Grefenstette has been FCAF’s Portfolio Manager since April 2011. Mr. Grefenstette joined Federated in December 2009. Previously, he served as founder and managing partner of Blazer Investment Advisers from April 2008 until December 2009, and as founder and managing partner of Aspirante Capital Management, a long/short hedge fund, from August 2006 until September 2007. Prior to that, Mr. Grefenstette worked at Federated as Portfolio Manager of the Fund from 1994 until June 2006 and as Senior Vice President of the Fund’s Adviser from January 2000 until July 2006. He also served as Vice President and Assistant Vice President of the Fund’s Adviser from 1994 until 1999. Mr. Grefenstette has received the Chartered Financial Analyst designation; he received his M.S. in Industrial Administration from Carnegie Mellon University and his BSBA from Georgetown University.”

April 29, 2011

Federated Balanced Allocation Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

(4/11)

Federated Balanced Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

CLASS A SHARES (TICKER BAFAX)

CLASS B SHARES (TICKER BAFBX)

CLASS C SHARES (TICKER BAFCX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2011

1.  Under the heading entitled “Who Manages and Provides Services to the Fund?,” please delete the introductory sentence under the sub-section “Portfolio Manager Information” in the section “Investment Adviser” and replace it with the following:

“The following information about the Fund’s Portfolio Manager and the Underlying Funds’ Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise noted.”

2.  Under the heading entitled “Who Manages and Provides Services to the Fund?”, please delete all references to Carol R. Miller in the “Federated Capital Appreciation Fund (FCAF)” sub-section and replace with the following:

“Federated Capital Appreciation Fund (FCAF)
The following information about the Fund’s portfolio manager is provided as of April 29, 2011.

Types of Accounts Managed by James Grefenstette	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts / Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	2 Funds / $444.8 million	0
Other Pooled Investment Vehicles	1 Portfolio / $19.6 million	0
Other Accounts	26 Accounts / $164.4 million	1 Account / $10.1 million
* Assets as of March 31, 2011.

Dollar value range of shares owned in the Fund:  None.

James Grefenstette is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to equity securities by investing in another fund (the “Capital Appreciation Fund”).  Mr. Grefenstette manages the Capital Appreciation Fund according to its specific investment program.  Thus, although Mr. Grefenstette is not responsible for making investment decisions directly on behalf of the Fund, the equity portion of the Fund’s portfolio may be subject to his management of the Capital Appreciation Fund.  Mr. Grefenstette’s IPP is calculated with an equal weighting of certain other accounts managed by the portfolio manager.  IPP is measured on a rolling one, three and five calendar year pre-tax total return basis vs. account benchmarks, and on a rolling three and five calendar year pre-tax total return basis vs. designated peer groups of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.  As noted above, James Grefenstette is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

April 29, 2011

Federated Balanced Allocation Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

(04/11)